Exhibit 99.1

December 14, 2021 Business Update

Forward - Looking Statements This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, concerning Synthetic Biologics and VCN Biosciences (“VCN”) . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon management’s current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding the proposed acquisition of VCN by Synthetic Biologics, the timing of such acquisition and the various timelines for development of VCN’s product candidates . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, the risk a ssociated with Synthetic Biologics’ and VCN’s ability to satisfy the conditions to consummate the proposed acquisition, including obtaining necessary governmental approvals, the timing of the closing of the proposed acquisition, the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Stock Purchase Agreement between the shareholders of VCN and Synthetic Biologics, unanticipated difficulties or expenditures relating to the proposed acquisition or development of VCN’s drug candidates , the response of business partners and competitors to the announcement of the proposed acquisition, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition, whether the combined business of Synthetic Biologics and VCN will be successful, Synthetic Biologics’ and VCN’s product candidates demonstrating safety and effectiveness, as well as results that are consistent with prior results, the ability to initiate clinical trials and if initiated, the ability to complete them on time and achieve the desired results and benefits continuing enrollment as expected, the ability to obtain regulatory approval for commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to Synthetic Biologics’ and VCN’s ability to promote or commercialize their product candidates for the specific indications, acceptance of product candidates in the marketplace and the successful development, marketing or sale of Synthetic Biologics’ and VCN’s products, developments by competitors that render such products obsolete or non - competitive, Synthetic Biologics’ and VCN’s ability to maintain license agreements, the continued maintenance and growth of Synthetic Biologics’ and VCN’s patent estate, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2020 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . Synthetic Biologics can give no assurance that the conditions to the acquisition will be satisfied . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2

• Founded in Barcelona, Spain in 2009 by Drs. Ramon Alemany, Gabriel Capellà and Manel Cascalló • Developing unique oncolytic viruses ( OVs ) optimized for intravenous administration and maximum tumor destruction • Evaluating first product, VCN - 01, as monotherapy and combination therapy with 70 cancer patients across 4 clinical studies to date • Launching a Phase 2 clinical study in patients with newly - diagnosed metastatic pancreatic ductal adenocarcinoma ( PDAC ) and a Phase 2/3 study in retinoblastoma VCN has also developed a compelling platform of next - generation OVs for addressing additional cancers with high unmet need VCN Biosciences S.L. 3

VCN Experienced Management Team

Manel Cascalló PhD

CEO & Founder, VCN Biosciences



- Dr. Cascalló will assume the role of Managing Director in the Synthetic Biologics EU subsidiary
- More than 12 years experience as CEO of biotech companies
- Expert in clinical development of oncolytic adenovirus and author of many peer-reviewed scientific publications
- Inventor on several patents for the use of adenovirus as antitumoral agents
- Serves as an independent expert for the European Medicines Agencies (EMA)

Frank Tufaro PhD

COO (planned) Synthetic Biologics / VCN Biosciences



- Dr. Tufaro plans to assume the role of Chief Operating Officer for Synthetic Biologics
- More than 25 years experience as founder and CEO of several biotech companies in the space
- Former Professor of Microbiology and Immunology at the University of British Columbia with numerous patents and peer-reviewed scientific publications
- Highly experienced in the development of oncolytic viruses based on herpes simplex and adenovirus
- Board member and advisor for several companies in the biotechnology space

Ramon Alemany PhD

VCN Founder & Scientific Committee Chairman



- Dr. Alemany will jointly lead Preclinical & Discovery activities of Synthetic Biologics
- A world-wide recognized expert in oncolytic adenoviruses for cancer treatment
- Published more than 100 peer-reviewed publications and numerous patents in the fields of Gene Therapy and Virotherapy
- Acts as editor and reviewer for the main international journals in these fields
- Consultant for several companies based on adenoviruses
- Member of Executive Board of the Spanish Society of Gene and Cell Therapy

4

• Synthetic Biologics (NYSE American: SYN ) to acquire 100% outstanding equity of VCN • Total upfront consideration for the acquisition is $4.7M in cash • Shares of SYN common stock equal to 19.99% of the outstanding shares of common stock distributed to VCN • Up to $70.25M total cash milestone payments • Backend loaded predominantly based on future Phase 2/3 clinical and regulatory milestones • No royalties or commercial sales milestones to sellers • VCN to maintain current legal structure, operate as a wholly owned subsidiary of SYN • Closing subject to Foreign Direct Investment ( FDI ) approval by the Spanish government ( anticipated within 60 days from signing) SYN - VCN Transaction Summary 5

• Advanced Clinical Oncology Pipeline and Platform • Multiple SYN and VCN clinical assets • Lead orphan cancer indications with critical unmet medical need • Continued expansion of the pipeline with joint discovery programs • Synergies Between Teams • Complementary skill sets and experience in OVs, gene therapy, CMC, and product development • Immediate access to laboratory facilities and personnel for joint discovery and development • Shared international clinical trial expertise • Multinational Presence • Facilitates access to clinical study sites, patients, regulatory agencies • Establishes a footprint in key EU market for partnering and commercialization • Access to US financial markets SYN - VCN: Accelerating the Pathway to Value 6

VCN Technologies

• Oncolytic Viruses are a Promising Therapeutic Approach • Combines the natural ability of certain viruses to cause immunogenic cell death, induce inflammatory responses and trigger immune cell infiltration into treated tumors • Can be combined with other therapies to treat cancer more effectively (e.g. chemotherapy, checkpoint inhibitors and CAR - T cells) • OV companies have attracted a lot of pharma and investor interest at all stages of development • Current Challenges • Intravenous dosing is not as well advanced as intratumoral injection for OVs due to difficulties in producing virus at scale and off - target toxicities • Metastases are not effectively addressed by localized intratumoral injection • Virus replication and spread in the target tumor(s) may be restricted by dense stroma • Certain tumors are difficult to directly inject safely and repeatedly (e.g. lung, pancreatic) Oncolytic Virus Features and Challenges 8

Unique Mechanism of Action for VCN Platform 9

VCN-01 Oncolytic Adenovirus

- **SYSTEMIC**
  - Increased affinity for tumor cells
  - Reduced liver tropism
  - Highly replicating
- **SELECTIVE**
  - Replication only in tumor cells with defects in the retinoblastoma **Rb-E2F** pathway[1]
  - Transgenes only expressed after virus replication[2]
- **STROMA DEGRADING**
  - Degrades hyaluronic acid in the stroma (**PH20**)[3]
  - Increases virus dissemination in the tumor
  - Increases tumor immunogenicity
  - Increases tumor access of cancer therapeutics
  - Potential combination with multiple interventions


← RGDK modification to fiber shaft
RGD retained in penton base
AdV5
(Group C)
E2F + E1a-Δ24 → [MLP] → PH20
Genetic modifications

[1]Most if not all solid tumors; Giacinti (2006) *Oncogene* **25**:5220; Polager (2009) *Nat Rev Cancer* **9**:738. [2]Transgene expression under control of virus major late promoter (**MLP**). [3]PH20 is human testicular hyaluronidase enzyme. For additional details and references see Appendix.
IMAGE CREDIT: https://microbewiki.kenyon.edu/index.php/Adenovirus-based_Gene_Therapy:_a_Promising_Novel_Cancer_Therapy

10
Synthetic Biologics

Pancreatic Ductal Adenocarcinoma (PDAC)

- PDAC accounts for 3rd highest cause of cancer-associated deaths in US (4th in EU)[1-3]
  - North America ~63,000 new cases and 53,000 deaths each year
  - Western Europe ~46,000 new cases and 43,000 deaths each year
- PDAC has the lowest survival rate of all major organ cancers
  - Median survival 4-6 months from diagnosis, 1-year survival 24%
- Treatment options for metastatic PDAC are limited[3]
  - First-line therapies include (m)FOLFIRINOX, gemcitabine + nab-paclitaxel
  - Checkpoint inhibitors have been largely ineffective
- PDAC **stroma** is a physical and immunosuppressive barrier to therapy
  - Stromal **hyaluronan** accumulation is associated with low immune response and poor prognosis[4]



Pancreatic adenocarcinoma resected from the pancreas body and tail

[1]Bengtsson (2020) *Sci Rep* **10**:16425. [2]Carioli (2021) *Ann Oncol* **32**:478. [3]For additional details and references see Appendix. [4]Tahkola (2021) *Sci Rep* **11**:12216.
(m)FOLFIRINOX (modified) leucovorin + 5-FU + irinotecan + oxaliplatin. **nab-Paclitaxel** nanoparticle albumin-bound paclitaxel.
IMAGE CREDIT: Dragovich T. et al. "Pancreatic Cancer: Practice Essentials". Medscape, 2021. https://emedicine.medscape.com/article/280605-overview

11

VCN - 01 PDAC Clinical Data Encourage Phase 2 • Multicenter, open - label, dose escalation study of a single IV dose of VCN - 01 “ gemcitabine/Abraxane® ( G/A )¹ • 42 patients treated with different dosing regimens, including monotherapy; concomitant treatment; and sequential treatment ² • Outcomes • Safety/tolerability demonstrated • RP2D defined • Promising antitumor activity 12 ¹NCT02045602. ²Concomitant VCN - 01 administered same day as first dose of G/A, sequential VCN - 01 administered 7 - days prior to fir st dose of G/A. ³ Von Hoff (2013) NEJM 369: 1691. Abraxane ® nab - paclitaxel. OS overall survival. ORR overall response rate. PFS progression free survival. RP2D recommended phase 2 dose. vp virus particles. Favorable Survival with VCN - 01 vs Published Standard - of - Care VCN - 01 Sequential Regimen VCN - 01 + G/A Published G/A alone ³ Overall Survival, median months (n) 3.3x10¹² vp/patient (6) 13.1 1.0x10¹³ vp/patient (6) 20.8 Combined (both doses) (12) 13.5 8.5 Overall Response Rate (n) 3.3x10¹² vp/patient (6) 16.7% (1) 1.0x10¹³ vp/patient (6) 83.3% (5) Combined (both doses) (12) 50% (6) 23% Survival > 12 months 8 (75%) Survival > 27 months 3 (25%)

VCN - 01 Remodels the PDAC Tumor Matrix 13 Sustained hyaluronidase quantification in patient sera is linked to viral activity and can be used for tracking effective VCN - 01 replication Hepatic metastasis of PDAC patient a - CD8 a - IDO VCN - 01 remodels pancreatic tumor matrix and the immunological environment, favoring tumor inflammation

• Retinoblastoma ( Rb ) is an orphan indication that accounts for ~2 - 3% of all childhood cancers¹ • 200 - 300 cases each year in the USA, EU ² - ⁴ • VCN - 01 selectivity enables development as an intravitreal treatment for Rb patients • VCN - 01 can be used in combination with chemotherapy to potentially improve outcomes • VCN - 01 can be used as a rescue therapy for patients who fail standard therapy Retinoblastoma, a Rare Pediatric Malignancy 14 ¹https://www.cancer.org/cancer/retinoblastoma/about/key - statistics.html. ²Stacey (2021) Ophthalmology 128: 1369. ³One Retinoblastoma World Map https://map.1rbw.org/. ⁴For additional details and references see Appendix. IMAGE CREDIT: Courtesy of Hospital Sant Joan de Déu, Barcelona

VCN-01 in Retinoblastoma

- Single center, open-label dose escalation study of intravitreal (**IVT**) VCN-01[1,2]
  - Children aged 1-12 years
  - Rb that is recurrent or refractory to chemotherapy and for whom enucleation is the best treatment option
  - VCN-01 (2.0×10^9 or 2.0×10^{10} vp per eye) on days 1 and 15
- Outcomes
  - Safety/tolerability demonstrated
  - RP2D defined
  - Promising antitumor activity

VCN-01 IVT 2.0×10^{10} vp x 2 doses


Reduced number and size of tumor vitreous seeds following VCN-01 administration²
Pt 2²
D0
D14
D28
Pt 3
D0
D64
M8
Complete tumor regression

[1]EudraCT 2016-001060-11. NCT03284268. [2]Pascual Pasto (2019) *Sci Transl Med* **11:**eaat9321.

15

Exploring Expanded indications for VCN-01

Location	Phase	Indication	Co-therapy	Route (n)	Status	NCT or EudraCT
Multicenter (ESP)	1	PDAC	Gemcitabine + nab-Paclitaxel	IT (8)	Complete[1]	NCT02045589
Institut Català d'Oncologia (ICO)	1	HNSCC	Durvalumab	IV (11)	On-going	NCT03799744
U. Leeds	1	Adult brain tumors	..	IV (12)	Safe to proceed	2020-003405-59
U. Pennsylvania	1	PDAC, Ovarian	huCART-meso[2]	IV (12)	Safe to proceed	NCT05057715
U. Navarra	1	Pediatric brain tumors	..	IC (9-18)	Pre-IND	2020-002860-30

VCN is collaborating with world-leading clinical research institutions

[1]Bazan-Peregrino et al. (2021) *J Immunother Cancer* **9:**e003254. [2]**huCART-meso** are autologous T cells engineered to express an extracellular single chain variable fragment (scFv) with mesothelin specificity. **HNSCC** head and neck squamous cell carcinoma. **IC** intracranial. **IV** intravenous. **IT** intratumoral. **IVT** intravitreal

16

Synthetic Biologics

• PDAC Phase 2 Clinical Trial • Finalizing protocol for a multinational, multicenter, study evaluating IV VCN - 01 with gemcitabine/nab - paclitaxel compared to gemcitabine/nab - paclitaxel alone • Newly - diagnosed metastatic PDAC patients treated with gemcitabine/nab - paclitaxel first line therapy • Principal Investigator Dr. Manuel Hidalgo Medina, MD PhD ‒ Chief of the Division of Hematology and Medical Oncology at Weill Cornell Medicine/New York - Presbyterian Hospital ‒ Member of the Board of Directors, Bristol Myers Squibb • Rb Phase 2/3 Pivotal Trial • Developing a protocol for a multinational, multicenter, study evaluating intravitreal VCN - 01 • Principal Investigator: Dr. Guillermo Chantada, MD PhD ‒ Principal Researcher, Associate Physician, Hospital Sant Joan de Déu, Barcelona, Spain; National Council of Research in Argentina (CONICET); Scientific Director, Pediatric Hemato - Oncology Service of the Hospital Universitario Austral, Argentina and Hospital Pereira Rossell , Montevideo, Uruguay ‒ President, International Society of Paediatric Oncology VCN - 01 Next Steps 17

Albumin Shield™ to Expand the VCN Platform

- VCN has developed the Albumin Shield technology to protect OVs as they travel to the tumors[1,2]
- Albumin Shield modified OVs are coated by albumin and protected from circulating antibodies in cancer patients pre-exposed to adenovirus
- Albumin Shield may enable **multiple intravenous administrations** for hard-to-treat patients
- Albumin Shield first candidate **VCN-11** is being prepared for a Phase 1 clinical trial in ovarian cancer and other solid tumors


Hexon
Albumin
Albumin-binding domain (ABD)
Hexon

Albumin Shield modified OVs express an albumin binding domain (ABD) on the virus surface (hexon) that binds host serum albumin. The modification allows parent and the progeny to be albumin coated for continued protection

[1]Rojas (2016) *J Control Rel* 237:78; ABD binds mouse and human serum albumin, but not bovine; [2]Mato-Berciano (2021) *J Control Rel* 332:517.

18

VCN Albumin Shield Platform Candidates

COMMON FEATURES		PRODUCT SPECIFIC FEATURES
CLINICALLY-TESTED ADENOVIRUS EXPRESSING PH20 HYALURONIDASE TO DEGRADE STROMA		VCN-11: Hyaluronidase alone
+		
ALBUMIN SHIELD™ TO PREVENT NEUTRALIZATION BY CIRCULATING ANTI-VIRAL ANTIBODIES TO FACILITATE IV MULTIDOSING		Hyaluronidase + Bispecific Engagers
		Hyaluronidase + Toxins
+		
UNIQUE MULTIFUNCTIONAL PROTEINS TO TURN COLD TUMORS HOT		Hyaluronidase + Immunomodulators

Albumin Shield platform invites potential licensing opportunities

19

• VCN OVs ARE OPTIMIZED FOR SYSTEMIC DELIVERY • Treatment of primary and metastatic lesions for multiple solid tumor types (Rb - E2F defective in most solid tumors) • Extremely selective with improved safety and pharmacokinetics (liver sequestration tumor penetration ) • VCN OVs ARE HIGHLY REPLICATIVE • Fulfilling systemic dosing requirements • Potent transgene expression is a built - in biomarker for tracking viral replication in the tumor • VCN OVs EXPRESS HYALURONIDASE to DEGRADE TUMOR STROMA • Increased tumor dissemination allowing co - administered chemotherapies and immunotherapies (CAR - T, CPI) • Improved infiltration of anti - tumor immune responders to improve efficacy • VCN OVs ENABLE MULTIDOSING in HARD - TO - TREAT TUMORS • Preclinically validated platform with decreased NAb susceptibility for systemic re - administration • Co - delivery of hyaluronidase and additional therapeutic transgenes VCN Potential Competitive Advantages 20 CAR - T chimeric antigen receptor T - cell. CPI checkpoint inhibitor. NAb neutralizing antibody. Rb - E2F pathway reviewed in Giacinti (2006) Oncogene 25: 5220 and Polager (2009) Nat Rev Cancer 9: 738.

Pipeline and Milestones

SYN and VCN Combined Pipeline

	Candidate	Indication (IND-enabling / Phase 1 / Phase 2 / Phase 3)
Hyaluronidase Technology (HT)	VCN-01	Pancreatic Cancer (IV) ± GEM/nab-paclitaxel
Hyaluronidase Technology (HT)	VCN-01	Retinoblastoma (IVT)
Hyaluronidase Technology (HT)	VCN-01	Combination Therapy with CPI
β-lactamase	SYN-004	Prevention of aGVHD in allogeneic HCT recipients
bIAP	SYN-020	Radiation enteritis + other indications
HT+Albumin Shield	VCN-11	Solid tumors

aGVHD acute graft-vs-host disease; **allogeneic HCT** allogeneic hematopoietic cell transplant. **bIAP** bovine intestinal alkaline phosphatase. **CPI** immune checkpoint inhibitor. **GEM/nab+paclitaxel** Gemcitabine + Abraxane®. **IT** intratumoral. **IV** intravenous. **IVT** intravitreal.

22
Synthetic Biologics

Upcoming News and Potential Milestones H1 2023 Q4 2021 Q2 2022 Q3 2022 Q4 2022 • VCN - 01 U. Leeds ISS first patient dosed • SYN+VCN merger closing • VCN - 01 UPenn ISS first patient dosed • SYN - 004 Phase 1b/2a data 1 st antibiotic cohort • SYN - 020 Phase 1 MAD topline data • SYN - 004 Phase 1b/2a 2 nd cohort begins dosing • SYN - 020 Phase 2a initiation (indication TBD) • Initiation of VCN - 01 PDAC Phase 2 • SYN - 004 Phase 1b/2a data 2 nd antibiotic cohort • VCN - 01 RB proposed pivotal trial initiation • SYN - 020 Phase 2a data (indication TBD) • SYN - 004 Phase 1b/2a data 3 rd antibiotic cohort • VCN - 11 IND Filing • Initiation of VCN - 11 Phase 1 in solid tumors 23 Q1 2022

Appendix

• Oncolytic viruses ( OVs ) infect and lyse cancer cells without harming normal cells • Can be naturally occurring or genetically engineered to improve selectivity, safety and efficacy • Can be developed from multiple virus types, including adenovirus , herpes simplex (HSV), measles, parvovirus, reovirus, and vaccinia • OV tumor cell lysis can reverse immune tolerance to tumors • Exposes tumor - specific and tumor - associated antigens (turning “cold” tumors “hot”) • Retarget the adaptive immune system to induce a long - lasting anti - tumor response • OVs face multiple challenges to systemic delivery • Poorly penetrable, antiviral and immunosuppressive tumor stroma • Host anti - OV immune responses • Sequestration and destruction of OV in the liver and spleen Oncolytic Viruses 25 Reviewed in: Balachandran (2019) Gastroenterology 156: 2056. Gonzalez - Pastor (2021) Cancer Gene Ther 28: 375. Hemminki (2020) J Hematol Oncol 13: 84. Martinez - Quintanilla (2019) J Clin Invest 129: 1407. Ungerechts (2016) Mol Ther Methods Clin Dev 3: 16018.

Adenovirus Overview


fiber
hexon
DNA
penton base
penton
ds DNA
A
B
C
ss DNA
intron
exon

- Adenoviruses (**AdV**) are medium-sized (90–100 nm), non-enveloped viruses with icosahedral shaped capsids containing a double-stranded DNA (**dsDNA**) genome typically 30-36 kb in length[1-3]
- There are at least 57 AdV serotypes classified into 7 subgroups (A to G)[2]
- AdV2 and AdV5 (Group C) are the most commonly-used viruses for OV design[1-4]
  - Large packaging capacity[5]
  - Infect both dividing and non-dividing cells
  - Lack of integration into the host genome
  - Mild nature of illness after infection

[1]Charman (2019) *FEBS Lett* **593**:3531. [2]Hemminki (2020) *J Hematol Oncol* **13**:84. [3]Hajeri (2020) *Cancers* **12**:1504. [4]Gonzalez-Pastor (2021) *Cancer Gene Ther* **28**:375–89. [5]Recombinant Ad5 genomes can be up to 105% of the 36 kb genome of the native Ad5.
IMAGE CREDIT: https://microbewiki.kenyon.edu/index.php/Adenovirus-based_Gene_Therapy:_a_Promising_Novel_Cancer_Therapy

26

Synthetic Biologics

Oncolytic Adenoviruses

Structural features determining virus viability, tumor access and efficacy[1-4]

Virus attaches to target cell by interaction between the **fiber knob** and the host cell coxsackievirus and adenovirus receptor (**CAR**)

Virus internalized into target cell by interaction between the **penton base** and target cell αvβ3 and αvβ5 integrins ds DNA
intron
exon

Hexon components can interact with host neutralizing antibodies, receptors, proteins, and cells and elicit an AdV-specific T-cell response

Fiber shaft can bind to heparan sulphate proteoglycans (**HSPG**) and facilitate uptake into the liver[4]

Genetic engineering can confer tumor selectivity and improve therapeutic efficacy[2,3]

- Conditionally replicate only in tumor cells
- Express therapeutic payloads that elicit or enhance anti-tumor effects
- Avoid host and tumor defense mechanisms

[1]Hajeri (2020) *Cancers* **12:**1504. [2]Gonzalez-Pastor (2021) *Cancer Gene Ther* **28:**375. [3]Yamamoto (2017) *Cancer Sci* **108:**831. [4]Khare (2012) *J Virol* **86:**2293, as much as 95-98% of an IV dose of unmodified Ad5 is trafficked to the liver where ~90% of the dose is sequestered and destroyed by resident liver macrophages called Kupffer cells. **IMAGE CREDIT:** https://microbewiki.kenyon.edu/index.php/Adenovirus-based_Gene_Therapy:_a_Promising_Novel_Cancer_Therapy

27

VCN Oncolytic Virus Genetic Modifications



Ad5
wild type
LITR
E1a
MLP
L1
L2
L3
L4
L5
Fiber Shaft
KKTK
RITR
Enables replication in normal cells
Facilitates liver sequestration
VCN-01
LITR
415p E1a-Δ24
Fiber Shaft
RGDK
SA K
PH20
pA
RITR
Replication restricted to tumor cells
(Rb-E2F mutated)
Reduces Liver Tropism
Degrades tumor stroma
VCN-11
LITR
415p E1a-Δ24
Hexon
ABD
RGDK
SA K
PH20
pA
RITR
Binds host albumin to protect against neutralizing antibodies
Host albumin

ABD albumin binding domain (streptococcal protein G)[1]

Ad5 Adenovirus type 5

E1a-Δ24 deletion of 24 base pairs within the E1a promoter; further modified by insertion of 8 extra E2F binding sites and one Sp1-binding site at nucleotide site 415 (**415p**)

MLP major late promoter[2]

PH20 soluble human testicular hyaluronidase[3]

KKTK Lys-Lys-Thr-Lys putative HSPG binding domain on fiber shaft

RGDK Arg-Gly-Asp-Lys inserted in place of KKTK on fiber shaft

VCN-12 VCN-11 armed with additional therapeutic transgene

[1]Since this is a transgene and not a chemical/physical coating, progeny virus will also be albumin coated. [2]MLP control means transgenes will only be expressed after replication, which occurs selectively in tumor cells. Transgene expression (PH20 in blood) can be a biomarker for viral replication in the tumor. [3]PH20 cassette inserted downstream of the fiber gene contains a splice acceptor (**SA**), a kozak sequence (**K**) and a polyadenylation stop sequence (**pA**)

28

Pancreatic Cancer Cases and Deaths 2020[1]

REGION	ALL		Male			Female		
	New Cases	Deaths	New Cases	No. per 100,000	Deaths	New Cases	No. per 100,000	Deaths
Caribbean	2,746	2,668	1,479	5.1	1,440	1,267	3.6	1,228
Central America	6,576	6,244	3,232	3.8	3,111	3,344	3.2	3,133
South America	28,030	27,118	13,766	5.4	13,346	14,264	4.3	13,772
Northern America	62,643	53,277	32,938	9.3	27,888	29,705	6.9	25,389
Eastern Asia	181,450	173,212	98,421	7.0	93,135	83,029	4.8	80,077
South-Eastern Asia	16,485	16,167	9,458	2.9	9,309	7,027	1.8	6,858
South-Central Asia	21,954	21,144	13,634	1.5	13,089	8,320	0.9	8,055
Western Asia	13,812	13,511	7,975	7.1	7,804	5,837	4.4	5,707
Central & Eastern Europe	44,371	42,788	22,576	9.9	21,812	21,795	5.6	20,976
Western Europe	45,461	43,336	22,672	9.9	21,684	22,789	7.4	21,652
Southern Europe	30,836	28,517	15,250	8.4	14,409	15,586	6.2	14,108
Northern Europe	19,448	17,493	9,712	8.3	8,793	9,736	6.7	8,700
Australia and New Zealand	4,674	3,776	2,370	7.9	1,952	2,304	6.7	1,824
WORLD	**495,773**	**466,003**	**262,865**	**5.7**	**246,840**	**232,908**	**4.1**	**219,163**

[1]Data from The Global Cancer Observatory, GLOBOCAN International 2020 survey of persons 0-74 years. https://gco.iarc.fr/today/data/factsheets/cancers/13-Pancreas-fact-sheet.pdf. For additional US specific data see da Costa (2020) *JNCI Cancer Spectrum* **4**:pkaa033.

29

Pancreatic Cancer Staging

PDAC >90% pancreatic cancer[1]; median age 67-68 yr; 51% male[2]
1-year (5-year) overall survival 24% (9%)[3]; median 4-6 months[2]

Pancreatic Cancer

Male (per 100,000)[3] N. America 9.3; W. Europe 9.9; E. Asia 7.0
Female (per 100,000)[3] N. America 6.9; W. Europe 7.4; E. Asia 4.8

Resectable | **Borderline Resectable** | **Locally Advanced (unresectable)** | **Metastatic / Recurrent (unresectable)**

Differentiated by tumor involvement with vasculature[4]

	Stage I		Stage II		Stage III	Stage IV
AJCC Stage	IA	IB	IIA	IIB	III	IV
T-N-M[5]	T1 N0 M0	T2 N0 M0	T3 N0 M0	T1-3 N1 M0	T1-3 N2 M0 T4 NX-2 M0	TX-4 NX-2 M1
Median Age, yr (range)[6]	66 (30-88)	66 (31-89)	68 (31-93)	66 (30-95)	67 (31-94)	67 (30-95)
Male (Female), %[6]	51 (49)	48 (52)	50 (50)	51 (49)	50 (50)	54 (46)
Proportion of PDAC, %[2]	1.3%	4.4%	11.5%	16.3%	10.6%	**56.0%**
5-Year Survival, %[2]	31.7%	11.8%	9.0%	8.7%	1.9%	**0.5%**
Pancreas Head, %[6]	61%	58%	77%	85%	75%	55%

[1]**PDAC** pancreatic ductal adenocarcinoma. Cancers in the pancreas head (~70%) are diagnosed earlier than cancers in the body or tail (each ~15%), which have a worse prognosis, Sarantis (2020) *World J Gastrointest Oncol* **12**:173-181. [2]Bengtsson (2020) *Sci Rep* **10**:16425. [3]GLOBOCAN 2020 survey of persons 0-74 years. Ushio (2021) *Diagnostics* **11**:562. [4]Toesca (2018) *Int J Radiation Oncol Biol Phys* **100**:1155-1174. [5]American Joint Committee on Cancer Tumor size, **N**odal involvement, **M**etastasis. [6]Yu (2015) *Gut* **64**:1783-9.

30

Pancreatic Cancer Treatment



Resectable
Borderline Resectable
Locally Advanced (unresectable)
Metastatic / Recurrent (unresectable)
Differentiated by tumor involvement with vasculature[4]
Stage I
Stage II
Stage III
Stage IV
Radiotherapy if ↑ resection margins[1]
Neoadjuvant[2]
(m)FOLFIRINOX[3]
OR
Gemcitabine + nab-Paclitaxel[4]
VCN-01
First-Line
Single agent gemcitabine, capecitabine or 5-FU[5]
Gemcitabine + nab-Paclitaxel[4]
FOLFIRI(NOX)[3]
5-FU + Leucovorin + Liposomal Irinotecan[4]
Gemcitabine±erlotinib; single agent capecitabine or 5-FU; ±CPI[6]
Progression or Recurrence

[1]Radiotherapy is used in <20% of PDAC cases as most present at a late stage. [2]Neoadjuvant chemotherapy - if indicated - is identical to first-line chemotherapy. [3]Patients with good performance status ECOG 0-1. [4]Patients with good to moderate performance status ECOG 0-2. [5]Patients with poor performance status ECOG 3-4. [6]Checkpoint inhibitor (**CPI** e.g. pembrolizumab) added in some cases but CPIs have had very limited efficacy in PDAC to date. **(m)FOLFIRINOX** (modified) leucovorin + 5-FU + irinotecan + oxaliplatin. **nab-Paclitaxel** nanoparticle albumin-bound paclitaxel. Tempero (2021) *J Natl Compr Canc Netw* **19**:439.

31

Tumor Stroma Barriers to Therapy

Pancreatic Ductal Cell Carcinoma (PDAC)


STROMA
IL-6
IL-11
LIF
GM-CSF
CXCL1
IDO
IL-10
IL-6
TGFβ
CXCL12
TGFβ
TSLP
CXCL2
CCL2
Vasculature

- PDAC stroma can account for 50-70% of the total tumor mass[1,2] (up to 90% of the tumor volume[3,4])
- PDAC stroma is characterized by dense **immunosuppressive** desmoplasia which stems from activated pancreatic stellate cells (**PSCs**) that produce collagens, laminin, and fibronectin[1-5]
- Extracellular matrix components such as **hyaluronic acid** can creating a physical barrier to the delivery of chemotherapy and immunotherapeutics by elevating interstitial fluid pressures and collapsing intratumoral vasculature[1-5]
- Malignant cells, fibroblasts, and myeloid cells secrete immunosuppressive cytokines and chemokines that prevent effective anti-tumor T cell responses
- PDAC has remained almost completely resistant to immunotherapy (including checkpoint inhibitors)[1,3]
- Stromal **hyaluronan** accumulation associated with low immune response and poor prognosis[6]


Monocyte
Neutrophil
myCAF (myofibroblastic cancer-associated fibroblast)
TAM (tumor-associated macrophage)
iCAF (inflammatory cancer-associated fibroblast)
MoMDSC (monocytic myeloid-derived suppressor cell)
Treg (Foxp3+ regulatory T cell)
GrMDSC (granulocytic myeloid-derived suppressor cell)
Extracellular matrix
CD8+ T cell
CD4+ T cell
B cell

Graphic from [1]Balachandran (2019) *Gastroenterology* **156:**2056. [2]Sarantis (2020) *World J Gastrointest Oncol* **12:**173. [3]Orth (2019) *Radiation Oncol* **14:**141. [4]Christenson (2020) *Lancet Oncol* **21:**e135. [5]Elsayed (2021) *Biomedicines* **9:**389. [6]Tahkola (2021) *Sci Rep* **11:**12216.

32

• Retinoblastoma ( Rb ) is a rare pediatric malignancy accounting for ~2 - 3% of all childhood cancers¹ • Primarily diagnosed in children ≤2 years¹ • 200 - 300 cases each year in the USA, EU and >1,000 cases each in China and India² , ³ • Significant regional disparities in age/stage at diagnosis, treatment options, and mortality (40 - 70% mortality in low - income countries cf. 3 - 5% in high income countries)⁴ - ⁷ • Rb can be unilateral (60 - 70% of cases) or bilateral (30 - 40%)⁴ , ⁸ • Unilateral disease: 85% of cases have a somatic RB1 mutation, 15% have a germline (heritable) mutation • Bilateral disease: assumed that 100% have a germline mutation • Rb treatments vary with stage of disease⁴ • Prior to intraarterial chemotherapy ( IAC ), enucleation was the primary life - saving intervention for Rb patients • IAC, where available, has dramatically reduced enucleation rates (from >95% pre - IAC to <10%)⁹ • Multiple potential opportunities for VCN - 01 in Rb treatment • Improve outcomes of surgery and/or chemotherapy (potential reduction in intensity) • Rescue therapy to prevent enucleation Retinoblastoma 33 ¹https://www.cancer.org/cancer/retinoblastoma/about/key - statistics.html. ²Stacey (2021) Ophthalmology 128: 1369. ³One Retinoblastoma World Map https://map.1rbw.org/. ⁴For additional details and references see Appendix slides 34 - 36. ⁵ Tomar (2020) Ophthalmology 127: 1719. ⁶ Fabian (2020) JAMA Oncol 6: 685 . ⁷Canturk (2010) Br J Ophthalmol 94: 1432. ⁸https://eyewiki.org/Retinoblastoma. ⁹Abramson (2015) PLoS ONE 10: e0145436.

Rb Cases - One Retinoblastoma World Map ¹ 34 ¹Reported number of retinoblastoma cases from One Retinoblastoma World Map https://map.1rbw.org/.

Retinoblastoma Staging



UNILATERAL HIC 69.2% LIC 68.3%¹
BILATERAL HIC 30.8% LIC 31.7%
RETINOBLASTOMA
HIC Age 14.0 [6.2-26.6] mos at diagnosis¹
LIC Age 30.5 [18.3-45.9] mos at diagnosis
HIC 98.5% cases
LIC 50.9% cases¹
INTRAocular
EXTRAocular
HIC 1.5% cases
LIC 49.1% cases¹
Stage 0
Intraocular
Patient treated conservatively
HIC 56.8% cases
LIC 8.7% cases
IRSS²
IIRC/ICRB²
Group A
Very Low Risk
of losing eye
Tumor ≤3 mm
Only retina
No vitreous seeding
Group B
Low Risk
of losing eye
Tumor >3 mm
Only retina
No vitreous seeding
Group C
Moderate Risk
of losing eye
Discrete tumor
Any location
Focal vitreous or subret seeds
Group D
High Risk
of losing eye
Non-discrete
Disseminated
Diffuse vitreous or subret seeds
Group E
Very High Risk
of losing eye
Eye is anatomically or functionally destroyed
IIRC, ICRB³ 6.1%, 6.5% 16.5%, 20.9% 7.3%, 1.4% 38.8%, 9.7% 31.3%, 61.5%
Stage I
Enucleated
Tumor completely resected
Stage II
Enucleated
Microscopic residual tumor
Stage III
Regional Extension
Orbit, cervical lymph nodes
Stage IV
Metastatic
(a) No CNS
(b) CNS
HIC: 40.8% 0.6% 0.5% 0.5%
LIC: 33.8% 11.5% 20.1% 18.7%

[1]Fabian (2020) *JAMA Oncol* **6**:685; median [IQR] age; [2]Fabian ID (2018) *Community Eye Health* **31**:11. [3]Tomar (2020) *Ophthalmology* **127**:1719.
HIC high income countries; **ICRB** International Classification of Retinoblastoma. **IIRC** International Intraocular Retinoblastoma Staging System. **IRSS** International Retinoblastoma Staging System. **LIC** low-income countries. **Subret** subretinal.

35

Retinoblastoma Treatment


RETINOBLASTOMA
Unilateral
Bilateral
or germline RB1
Group A
Group B
Group C
Group D
Group E
Extraocular
1st Line
Cryo or ITT
Macula Involved
IAC
IVC, IAC
FAIL
FAIL
GLOBE SALVAGE
Consolidation Cryo or TTT; IAC; IvitC; IcamC
Plaque radiotherapy (brachytherapy; rare)
FAIL
ENUCLEATION
±
High Dose IVC
FAIL
GLOBE SALVAGE

Adapted from: Ancona-Lezama (2020) *Indian J Ophthalmol.* **68:**2356. **Cryo** cryotherapy. **IAC** intraarterial chemotherapy (melphalan±topotecan, carboplatin). **IcamC** intracameral chemotherapy (melphalan, topotecan). **IVC** intravenous chemotherapy (vincristine+etoposide+carboplatin). **IvitC** intravitreal chemotherapy (melphalan, topotecan). **TTT** transpupillary thermotherapy.

36

• Bayo - Puxan N et al. (2006) Role of the putative heparan sulfate glycosaminoglycan - binding site of the adenovirus type 5 fiber shaft on liver detargeting and knob - mediated retargeting. J Gen Virol 87:2487 – 2495 • Rojas J et al. (2012) Improved systemic antitumor therapy with oncolytic adenoviruses by replacing the fiber shaft HSG - binding domain with RGD. Gene Ther 19:453 – 457 • Rodríguez - García A et al. (2015) Safety and efficacy of VCN - 01, an oncolytic adenovirus combining fiber HSG - binding domain replacement with RGD and hyaluronidase expression. Clin Cancer Res 21:1406 - 18 • Pascual Pasto G et al. (2019) Therapeutic targeting of the RB1 pathway in retinoblastoma with the oncolytic adenovirus VCN - 01. Sci Transl Med 11:eaat9321 • Martínez - Vélez N et al. (2019) The oncolytic adenovirus VCN - 01 as therapeutic approach against pediatric osteosarcoma. Clin Cancer Res 22:2217 - 25 • Bazan - Peregrino M et al. (2021) VCN - 01 disrupts pancreatic cancer stroma and exerts antitumor effects. J ImmunoTher Cancer 9:e003254. • Rojas LA et al. (2016) Albumin - binding adenoviruses circumvent pre - existing neutralizing antibodies upon systemic delivery. J Control Rel 237:78 – 88 • Mato - Berciano A et al. (2021) Oncolytic adenovirus with hyaluronidase activity that evades neutralizing antibodies: VCN - 11. J Control Rel 332:517 - 528 VCN Biosciences Key Publications 37